UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 20, 2006

ENERGY TRANSFER EQUITY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

2828 Woodside Street

Dallas, Texas 75204

(Address of principal executive offices, including zip code)

214-981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 20, 2006, Energy Transfer Partners, L.P., a subsidiary of Energy Transfer Equity, L.P., issued a press release announcing its new construction projects. A copy of the press release is being furnished as an exhibit to this report and is incorporated herein by reference.

On September 25, 2006, Energy Transfer Equity, L.P. issued a press release announcing an increase in its quarterly distribution to unitholders. A copy of this press release is being furnished as an exhibit to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are being furnished herewith:

Exhibit No.	Description

99.1	Press Release of Energy Transfer Partners, L.P. dated September 20, 2006, announcing its new construction projects.

99.2	Press Release of Energy Transfer Equity, L.P., dated September 25, 2006, announcing an increase in its quarterly distribution to unitholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY TRANSFER EQUITY, L.P.

By: LE GP, LLC, its general partner

By:	/s/ John W. McReynolds
John W. McReynolds,
President and Chief Financial Officer

Dated: September 25, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Energy Transfer Partners, L.P., dated September 20, 2006, announcing its new construction projects.

99.2	Press Release of Energy Transfer Equity, L.P., dated September 25, 2006, announcing an increase in its quarterly distribution to unitholders.